UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2007/April 4, 2007

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

This Form 8-K/A amends and restates in its entirety the Item 4.01 disclosure contained in the current report on Form 8-K of Domtar Corporation (the “Company”) filed with the SEC on March 13, 2007. This Form 8-K/A is being filed for the sole purpose of amending and restating Item 4.01 and the related Exhibit 16 and does not otherwise update, modify or amend any other disclosure set forth in the Form 8-K.

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a) On March 7, 2007, KPMG LLP (“KPMG”) was dismissed as principal accountants for the Company (formerly known as Weyerhaeuser TIA, Inc. and a wholly-owned subsidiary of Weyerhaeuser Company) effective upon the completion of the audit of the financial statements of the Weyerhaeuser Fine Paper Business (a business unit of Weyerhaeuser Company and the predecessor of the Company) as of and for the year ended December 31, 2006, and the issuance of KPMG’s report thereon. KPMG has been the Company’s principal accountants since its incorporation in August, 2006. The decision to change accountants was approved by the audit committee of the Board of Directors of the Company (the “Board”) on March 7, 2007. KPMG completed its audit of such financial statements and issued its report thereon on April 4, 2007.

The audit reports of KPMG on the balance sheet of Domtar Corporation as of December 31, 2006 and the combined balance sheets of the Weyerhaeuser Fine Paper Business (a business unit of Weyerhaeuser Company) as of December 31, 2006 and December 25, 2005, and related combined statements of operations, Business Unit equity, and cash flows for each of the years in the two-year period ended December 31, 2006, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006, and the subsequent interim period through April 4, 2007, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to such subject matter in connection with their reports, or (2) events that occurred that could constitute a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K.)

A letter from KPMG is filed as Exhibit 16 to this Form 8-K.

(b) The Company has appointed PricewaterhouseCoopers LLC (“PWC”) as principal accountant to audit the Company’s financial statements beginning with the financial statements as of and for the year ended December 30, 2007. The engagement of PWC was approved by the audit committee of the Board on March 7, 2007.

Since its incorporation in August 2006, the Company has not consulted PWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the

Company’s financial statements, nor did PWC provide written or oral advice to the Company that PWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibit 16: Letter of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION (Registrant)

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President and Secretary

Date: April 18, 2007

Exhibit Index

Exhibit No.	Exhibit
16	Letter of KPMG LLP

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